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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (earliest event reported):  February 24, 1997





                    VISITORS SERVICES INTERNATIONAL CORP.
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           (Exact name of registrant as specified in its charter)




              Florida                               33-11059-A                  59-2773602
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   (State or other jurisdiction                     (Commission                 (IRS Employer
         of incorporation)                          File Number)             Identification No.)



100 Second Avenue South, Suite 1000, St. Petersburg, Florida                            33701
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          (Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:       (813) 895-4410
                                                     ---------------------------


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         (Former name or former address, if changed since last report.)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         ACQUISITION OF ASSETS - Visitors Services International Corp. (the "Registrant") acquired all of the outstanding capital stock of GuaranTEE Time, Inc. ("GTT") on February 24, 1997, in exchange for restricted common stock of the Registrant. Initially 100,000 shares of the Registrant were issued to the selling shareholders of GTT in exchange for their 100% interest in GTT. Up to an additional 500,000 shares of restricted common stock of the Registrant may be issued to the selling shareholders of GTT over the next three years if GTT's net income exceeds certain projections over that period of time. GTT is now a wholly owned subsidiary of the Registrant. The founders of GTT and key management personnel agreed to stay on as management of GTT.

         GTT was founded in 1995 with the idea of providing automated tee-time scheduling for daily-fee golf courses and their customers. The strategy was to provide the courses in a given area with a computerized tee-sheet and then connect these courses via a local network that would allow golfers to schedule a tee-time at any participating course by calling one centralized number. In March 1996, GTT started their first local network with nine participating golf courses in Milwaukee, Wisconsin. GTT's business plan called for setting up ten of these local networks (regions) by 1998. In 1996 the company also began development of a Point of Sale software module to compliment the tee-sheet software. GTT's business strategy is to offer a nationwide tee-time scheduling service through combined use of their proprietary tee scheduling software and a centralized 800 number.

ITEM 5.   OTHER EVENTS

         NAME CHANGE: On March 4, 1997, the Registrant filed Articles of Amendment with the Secretary of State of Florida to change its name to:

                     TeleServices International Group, Inc.

         TeleServices International Group Inc. ("TSI") focuses almost exclusively on the burgeoning inbound 1-800 teleservices industry. Total expenditures for teleservice related activities are estimated to have exceeded $80 billion in 1995 of which approximately $4 billion is estimated to be outsourced to teleservices companies. Outsourcing of teleservices is expected to grow at a twenty percent annual rate into the first decade of the next century. The name change more accurately reflects the diversity of services TSI can provide both in the travel and tourism industry and the teleservices industry.

         TSI originally entered the inbound teleservices industry through Visitors Services International, a subsidiary company which provides 1-800 services to the travel and tourism industry. VSI focuses primarily on the Convention and Visitor Bureau segment of the industry who are outsourcing reservations and literature fulfillment for their leisure travel market.

         VSI is also focused on the special event market place, again providing inbound 800 services for the NIKE World Masters Games to be held in Portland, Oregon in August of 1998. That event is the world's largest competitive sporting event drawing a projected 25,000 master level athletes from virtually everywhere in the world for hundreds of athletic competitions. VSI provides all travel, reservation and registration services through its advanced 1-800 teleservices capabilities.





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         In addition, VSI's recent acquisitions of the assets of International
Reservation Services, Limited and Global Reservations Systems, Inc. broadens its service offerings relating to inbound 1-800 teleservices. These acquisitions expand the geographic reach of the company and added new forms of teleservices relating to the reservations directly from the Mobil Travel Guide and Fodor's Travel Guide.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statements of Business Acquired. The required financial statements of GTT will be provided as an amendment to this Form 8-K as soon as practicable but not later than 60 days after the date of this report.

         (b) Pro Forma Financial Information. The required pro forma financial information will be provided as an amendment to this Form 8-K as soon as practicable but not later than 60 days after the date of this report.

         (c) Exhibits. The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-B.

         Exhibit No.              Description
         -----------              -----------
             2.3                  Stock Purchase Agreement between Visitors Services International Corp. and GuaranTEE
                                  Time, Inc., dated February 21, 1997. (1)

             3                    Articles of Incorporation (2)

             3.1                  Amendment to Articles of Incorporation, filed November 12, 1986  (3)

             3.2                  Amendment to Articles of Incorporation, filed October 2, 1996  (4)

             3.3                  Bylaws as restated October 18, 1996  (5)

             3.4                  Amendment to Articles of Incorporation, filed March 4, 1997  (1)

__________________________

(1)      Filed herewith.
(2) Incorporated by reference to Exhibit 3 to the Company's Form 8-K dated and filed on October 15, 1996.
(3) Incorporated by reference to Exhibit 3.1 to the Company's Form 8-K dated and filed on October 15, 1996.
(4) Incorporated by reference to Exhibit 3.2 to the Company's Form 8-K dated and filed on October 15, 1996.
(5) Incorporated by referenced to Exhibit 3.3 to the Company's Form 8-K dated October 17, 1996, and filed on October 23, 1996.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                TELESERVICES INTERNATIONAL GROUP, INC.
                                (FORMERLY VISITORS SERVICES INTERNATIONAL CORP.)


                                By:  /s/ Robert P. Gordon
                                     ----------------------------------------
                                     Robert P. Gordon, Chairman


Date:  March 11, 1997





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                                 EXHIBIT INDEX



         Exhibit No.              Description
         -----------              -----------
             2.3                  Stock Purchase Agreement between Visitors Services International Corp. and GuaranTEE
                                  Time, Inc., dated February 21, 1997. (1)

             3                    Articles of Incorporation (2)

             3.1                  Amendment to Articles of Incorporation, filed November 12, 1986  (3)

             3.2                  Amendment to Articles of Incorporation, filed October 2, 1996  (4)

             3.3                  Bylaws as restated October 18, 1996  (5)

             3.4                  Amendment to Articles of Incorporation, filed March 4, 1997  (1)

__________________________

(1)      Filed herewith.
(2) Incorporated by reference to Exhibit 3 to the Company's Form 8-K dated and filed on October 15, 1996.
(3) Incorporated by reference to Exhibit 3.1 to the Company's Form 8-K dated and filed on October 15, 1996.
(4) Incorporated by reference to Exhibit 3.2 to the Company's Form 8-K dated and filed on October 15, 1996.
(5) Incorporated by referenced to Exhibit 3.3 to the Company's Form 8-K dated October 17, 1996, and filed on October 23, 1996.